1.1

NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA BALANCE SHEET -- ASSETS
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                                  PRO FORMA
                                                                   GIVING
                            PER         SECURI-    MILLSTONE      EFFECT TO
                            BOOK       TIZATION      SALE       ADJUSTMENTS



Utility Plant, at cost:
Electric                   $9,314,090  $          $(156,200)(9)  $9,157,890
Gas and other                 847,856                               847,856
                           10,161,946      0       (156,200)     10,005,746

Less: Accumulated
provision for              6,493,571               (367,985)(10)  6,125,586
depreciation               3,668,375       0        211,785       3,880,160

Unamortized PSNH
acquisition costs           303,123                                  303,123
Construction work
in progress                  206,513                                  206,513
Nuclear fuel, net            118,550                 (85,691)(9)      32,859
Total net utility plant    4,296,561       0         126,094        4,422,655

Other Property
and Investments:
Nuclear decommissioning
trusts, at market            762,686                 (69,083)(11)      69,603
Investments in regional
nuclear generating
companies, at equity          83,284                                   83,284
Other, at cost               139,694                                  139,694
                             985,664       0         (693,083)        292,581

Current Assets:
Cash and cash equivalents    237,972     2,684(1)     249,471(12)     490,127
Special Deposits                       100,000(2)                     100,000
Investment in
securitizable assets          62,635                                   62,635
Receivables, net             479,957                                  479,957
Unbilled revenues             72,003                                   72,003
Fuel, materials and
supplies, at average cost    171,253                                  171,253
Recoverable energy costs,
net - current portion        109,882                                  109,882
Prepayments and other        226,863                                  226,863
                            1,360,565   102,684       249,471       1,712,720

Deferred Charges:
Regulatory assets:
Recoverable nuclear costs  2,096,234                (1,035,455)(13) 1,060,779
Income taxes, net            598,942                                  598,942
Deferred costs -
nuclear plants                50,287                                   50,287
Unrecovered contractual
obligations                  265,375                                  265,375
Recoverable energy
costs, net                   197,349                                  197,349
Other                        152,814    1,136,602(3)                1,289,416
Unamortized debt expense      33,524                   17,873(14)      51,397
Goodwill and other
purchased intangible assets  336,221                                  336,221
Other                        191,844                   48,317(11)     240,161
                           3,922,590    1,136,602     (969,265)     4,089,927
Total Assets            $10,565,380   $1,239,286     $(1,286,783) $10,527,883




NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                                PRO FORMA
                                                                 GIVING
                            PER       SECURI-    MILLSTONE      EFFECT TO
                            BOOK     TIZATION      SALE        ADJUSTMENTS



Capitalization:
Common stock              $743,480    $           $            $743,480
Capital surplus, paid     1,094,996      (780)(4)              1,094,216
in Deferred contribution
plan - employee stock
ownership plan            (118,554)                            (118,554)
Retained earnings          691,164     23,960     136,906(14)   852,030
Accumulated other
comprehensive income         2,669                                 2,699
Total common
stockholders' equity     2,413,785    23,180        136,906    2,573,871
Preferred stock not
subject to mandatory
redemption                 136,200   (20,000)(5)                 116,200
Preferred stock subject
to mandatory redemption     15,000   (15,000)(5)                       0
Long-term debt           2,042,929   (86,284)(5)  (209,716)(14) 1,746,929
Total capitalization     4,607,914    (98,104)     (72,810)     4,437,000

Minority Interest in
Consolidated Subsidiary    100,000    (100,000)(5)                       0

Obligations Under
Capital Leases              50,619                 (49,009)(14)      1,610

Rate Reduction
Bond Obligation                  0   1,705,242(6)                   1,705,242

Current Liabilities:
Notes payable
to banks  *              1,127,338     (86,576)(5)  (56,421)(14)      984,341
Long-term debt and
preferred stock -
current portion            539,900     (160,000)(5) (60,000)(14)      319,900
Obligations under
capital leases -
current portion           113,101                   (111,026)(14)       2,075
Accounts payable          481,411                                     481,411
Accrued taxes             144,282      (440,457)(7)   15,931(15)    (280,244)
Accrued interest           46,760       (35,460)(8)   (24,365)(15)   (13,065)
Other                     121,259                                    121,259
                        2,574,051      (722,493)     (235,881)      1,615,677

Deferred Credits
and Other Long-term
Liabilities:
Accumulated deferred
income taxes            1,674,587       454,641(3)   (245,848)(16)  1,883,380
Accumulated deferred
investment tax credits    156,002                                     156,002
Decommissioning
obligation -
Millstone 1               683,234                    (883,234)(11)          0
Deferred contractual
obligations               255,816                                     255,816
Other                     463,157                                     463,157
                         3,232,796      454,641      (929,082)      2,758,355
Total Capitalization
and Liabilities        $10,565,380     $1,239,286   $(1,286,783)  $10,517,883

* Includes $430 million of short-term debt for Northeast Generation Company which is not jurisdictional to the SEC because it has EWG status.


1.2

NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)



                                                                PRO FORMA
                                                                 GIVING
                            PER       SECURI-    MILLSTONE      EFFECT TO
                            BOOK     TIZATION      SALE        ADJUSTMENTS


Operating Revenues      $5,718,392   $          $              $5,718,392

Operating Expenses:
Operation -
Fuel, purchased and
net interchange power    3,046,583                (15,462)(15)  3,031,121
Other                      934,438                                934,438
Maintenance                251,570                                251,570
Depreciation               245,055                                245,055
Amortization of
regulatory assets, net     566,975                                566,975
Federal and state
income taxes               251,112     14,184(8)   15,931(15)     281,227
Taxes other than
income taxes               254,032                                254,032
Gain on sale of
utility plant             (287,672)                               (287,672)
Total operating expenses 5,262,093     14,184         469        5,276,746
Operating Income           456,299    (14,184)       (469)         441,646

Other Income/(Loss):
Equity in earnings
of regional nuclear
generating and
transmission companies       6,887                                     6,887
Nuclear related costs     (69,354)                                   (69,354)
Other, net                (11,921)                181,149(17)        169,228
Minority interest in
loss of subsidiary         (9,300)                                    (9,300)
Income taxes               88,261                 (68,140)(16)        20,121
Other income/(loss), net    4,573         0       113,009            117,582
Income before
interest charges          460,872      (14,184)   112,541            559,229

Interest Charges:
Interest on
long-term debt            218,661      (29,007)(8) (20,678)(15)      168,976
Other interest             77,686       (6,453)(8)  (3,687)(15)       67,546
Interest charges, net     296,347      (35,460)    (24,365)          236,522
Income after
Interest charges          164,525       21,276      136,906          322,707
Preferred dividends
of subsidiaries            16,633       (2,684)(8)                    13,949
Net Income               $147,892      $23,960     $136,906          308,758





NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                               PRO FORMA
                                                                 GIVING
                            PER       SECURI-    MILLSTONE      EFFECT TO
                            BOOK     TIZATION      SALE        ADJUSTMENTS



Balance at
beginning of period     $597,505    $             $            $597,505

Net income               164,525      21,276        136,906     322,707

Yankee purchase
adjustment               (11,229)                               (11,229)

Cash dividends on
preferred stock          (16,633)     2,684                     (13,949)

Cash dividends on
common stock             (43,003)                               (43,003)

Balance at
end of period           $691,164    $23,960      $136,906      $852,030


NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA CAPITAL STRUCTURE
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                               PRO FORMA
                                                                 GIVING
                            PER       SECURI-    MILLSTONE      EFFECT TO
                            BOOK     TIZATION      SALE        ADJUSTMENTS


Long-term debt        $2,556,329   $(246,284)    $(269,716)    $2,040,329

Preferred stock
not subject to
mandatory redemption    136,200      (20,000)                     116,200

Preferred stock
subject to mandatory
redemption               41,500      (15,000)                      26,500

Common stock equity    2,413,785      23,180       136,906       2,573,871

Total Capitalization  $5,147,814     $(258,104)   $(132,810)    $4,756,900



[1] - See adjustments a, b, c, d, e and f.
[2] - See adjustment e.
[3] - See adjustments b and e.
[4] - See adjustment d.
[5] - See adjsutment c.
[6] - See adjustment a.
[7] - See adjustments b, e and f.
[8] - See adjustment f.
[9] - See adjustment g.
[10] - See adjustments h and i.
[11] - See adjustment h.
[12] - See adjustmentsg, h, i, j, k and l.
[13] - See adjustments g and h.
[14] - See adjustment k.
[15] - See adjustment l.
[16] - See adjustment j.
[17] - See adjustment i.




NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

SECURITIZATION ADJUSTMENTS:              Debit           Credit

a) Cash                               1,705,242
Rate reduction bond obligation                         1,705,242

To record the issuance of
rate reduction bonds.

b)	 Regulatory assets - other            20,711
Accrued taxes                            8,284
Cash                                                     20,711
Accumulated deferred income taxes                         8,284

To record issuance expenses
associated with securitization and
related tax effect.

c) Notes payable to banks              86,576
Minority interest in
  consolidated subsidiary             100,000
Preferred stock subject to
  mandatory redemption                 15,000
Preferred stock not subject to
  mandatory redemption                 20,000
Long-term debt and preferred
  stock - current portion             160,000
Long-term debt                         86,284
Cash                                                    467,860

To record the use of
securitization proceeds to retire
short-term and long-term debt.

d) Capital Surplus, paid in               780
Cash                                                       780

To record the associated costs and premiums of retiring Preferred Stock

e)	Regulatory assets - other         1,115,891
Accrued taxes                         446,356
Special Deposits                      100,000
Cash	                                                    1,215,891
Accumulated deferred income taxes                         446,356

To record the buyout of IPP
contracts, establishment of escrow
and related tax effect.

f) Accrued interest                   35,460
Cash                                   2,684
Federal and State Income Taxes        14,184
Interest on long-term debt                               29,007
Other Interest                                            6,453
Preferred Stock Dividends                                 2,684
Accrued taxes                                            14,184

To record decrease in interest
costs associated with debt repurchase
and the related tax effect.




NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                       Debit          Credit

MILLSTONE SALE
g)	 Cash                              943,089
Electric Utility Plant                               156,200
Recoverable Nuclear Costs                            701,198
Nuclear Fuel                                          85,691

To record the sale of CL&P and WMECO's ownership interest in Millstone, expenses associated with sale and reduction in stranded costs.

h) Decommissioning obligation
 - Millstone 1                       683,234
Accumulated Provision for
Depreciation                         357,185
Deferred Charges, Other Nuclear       48,317
Decommissioning Trusts                               693,083
Cash                                  61,396
Recoverable Nuclear Costs            334,257

To record the funding and transfer
of decommissioning trust funds and
decommissioning liability.

i) Cash                              170,349
Accumulated Provision
for Depreciation                      10,800
Other income                                         181,149

To record Proceeds from Joint Owner Settlement and CMEEC impacts

j) Accumulated Deferred Income Tax   245,848
  Income taxes                        68,140

Cash                                                 313,988

To reflect taxes associated with the gain on the sale of CL&P's ownership interest in Millstone and income from Joint Owner
Settlement and CMEEC impacts.

k) Long-term debt                   209,716
Long-term debt - current portion     60,000
Obligations Under Capital Leases     49,009
Obligations Under Capital Leases-
Current Portion                     111,026
Notes payable to banks               56,421
Unamortized debt expense             17,873
Cash                                504,045

To reflect retirement of long-term debt, retirement of Niantic Bay Fuel Trust Notes and retirement of short-term debt with proceeds of sale

l) Federal and State Income Tax      15,931
Accrued Interest                     24,365
Cash                                 15,462
Fuel, purchased and net
interchange power                                      15,462
Interest on Long-Term Debt                             20,678
Other Interest                                          3,687
Accrued Taxes                                          15,931

To reflect reduced Niantic Bay Fuel Trust payments, reduced interest on debt and increase of cash and associated tax impacts.




Capitalization Ratios - NU Consolidated
As of September 30, 2000

                                       Per Book      Pro Forma

Capitalization:                        743,480        743,480
  Common stock                       1,094,996       1,094,216
  Capital surplus, paid in
  Deferred contribution plan -
     employee stock ownership plan   (118,554)        (118,554)
  Retained earnings                   691,164          852,030
  Accumulated other
    comprehensive income                2,699            2,699
    Total Common Stockholder's
      Equity                        2,413,785        2,573,871
  Preferred stock not subject to      136,200          116,200
   mandatory redemption
  Preferred stock subject to
   mandatory redemption             15,000                -
  Long-term debt                    2,042,929        1,746,929
    Total Capitalization            4,607,914        4,437,000


Capital Structure:

                                      Per Book   Pro Forma  Difference
Total Common Stockholder's Equity       52%        58%          6%
Total Preferred Stock                    3%         3%         -1%
Total Debt                              44%        39%         -5%
Totals                                 100%       100%          0%




2.1

 THE CONNECTICUT LIGHT AND POWER COMPANY
  AND SUBSIDIARIES
PRO FORMA BALANCE SHEET -- ASSETS
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)

                                                                  PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS



Utility Plant, at cost:
Electric                   $5,722,708  $           $(120,700) (8)  $5,602,008
Less: Accumulated
provision for
depreciation               4,202,763                (290,530) (9)   3,912,233
                           1,519,945       0         169,830        1,669,775

Construction work
in progress                  112,624                                  112,624
Nuclear fuel, net             73,520                 (69,503) (8)      4,017
Total net utility plant    1,706,089       0         100,327        1,806,416

Other Property and
Investments:
Nuclear decommissioning
trusts, at market           549,373                 (540,123) (10)    9,250
Investments in regional
nuclear generating
companies, at equity         55,907                                   55,907
Other, at cost               30,882                                   30,882
                            636,162        0         (540,123)        96,039


Current Assets:
Cash                          5,242        0   (1)     12,524 (1)     17,766
Special Deposits                        100,000(2)                   100,000
Investment in
securitizable assets         62,635                                   62,635
Notes receivable from
affiliated companies         80,400                                   80,400
Receivables, net             36,232                                   36,232
Accounts receivable from
affiliated companies        135,821                                  135,821
Fuel, materials and supplies,
at average cost              40,206                                   40,206
Prepayments and other       197,864                                  197,864
                            558,400      100,000        12,524       670,924

Deferred Charges:
Regulatory assets:
Recoverable nuclear costs  1,128,135                   (856,533)(12)  271,602
Income taxes, net            377,209                                  377,209
Unrecovered contractual
obligations                  177,257                                  177,257
Recoverable energy costs,
net                          85,445                                    85,445
Other                        66,213     1,051,602(3)                1,117,815
Unamortized debt expense     14,977                     15,209(13)     30,186
Other                        34,486                                    34,486
                          1,883,722     1,051,602       (841,324)   2,094,000
Total Asses               4,784,373     1,151,602     $(1,268,596) $4,667,379

* The pro forma balance sheet reflects only the use of proceeds from the described transactions and the direct related impacts on the company's capital structure.




THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)

                                                                 PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS


Capitalization:
Common stock               $75,849    $            $              $75,849
Capital surplus, paid in   412,993               (100,000)(13)    312,993
Retained earnings          208,816     19,659      19,035(13)     247,510
Accumulated other                                                       0
comprehensive income           802                                    802
Total common
stockholder's equity       698,460     19,659     (80,965)        637,154
Preferred stock not
subject to
mandatory redemption       116,200                                116,200
Long-term debt           1,069,615    (86,284)(4)  (169,716)(13)  813,615
Total capitalization     1,884,275    (66,625)     (250,681)     1,566,969

Minority Interest in
Consolidated Subsidiary    100,000    (100,000)(4)                        0

Obligations Under
Capital Leases              42,459                  (42,459)(13)          0

Rate Reduction
Bond Obligation                  0    1,550,242(5)                1,550,242

Current Liabilities:
Notes payable to banks     110,000     (52,356)(4)  (86,389)(13)    (28,745)
Long-term debt and
preferred stock -
current portion            160,000     (160,000)(4)                       0
Obligations under
capital leases -
current portion             90,023                   (90,023)(13)         0
Accounts payable           155,217                                   155,217
Accounts payable to
affiliated companies       123,167                                   123,167
Accrued taxes               70,166     (407,535)(6)   12,690(14)    (324,679)
Accrued interest            16,652      (32,765)(7)   (19,200)(14)   (35,313)
Other                       29,065                                    29,065
                           754,290      (652,656)     (182,922)      (81,288)

Deferred Credits and Other
Long-Term Liabilities:
Accumulated deferred
income taxes               980,728      420,641(3)   (199,981)(15)  1,201,388
Accumulated deferred
investment tax credits     101,594                                    101,594
Decommissioning obligation
- Millstone 1              592,552                   (592,552)(10)          0
Deferred contractual
obligations                167,698                                    167,698
Other                      160,777                                    160,777
                          2,003,349     420,641      (792,533)      1,631,457
Total Capitalization
and Liabilities           4,784,373    1,151,602   $(1,268,596)     4,667,379

* The pro forma balance sheet reflects only the use of proceeds from the described transactions and the direct related impacts on the company's capital structure.


2.2

THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)

                                                                  PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS


Operating Revenues      $2,793,144     $          $              $2,793,144

Operating Expenses:
Operation --
Fuel, purchased and
net interchange power   1,427,996                 (12,524)(14)    1,415,472
Other                     429,412                                   429,412
Maintenance               149,207                                   149,207
Depreciation              121,507                                   121,507
Amortization of
regulatory assets, net    390,410                                   390,410
Federal and state
income taxes              168,046      13,106(7)   12,690(14)       193,842
Taxes other than
income taxes              144,357                                   144,357
Gain on sale of
utility plant            (286,477)                                  (286,477)
Total operating expenses 2,544,458     13,106         166           2,557,730
Operating Income           248,686    (13,106)       (166)            235,414

Other Income/(Loss):
Equity in earnings
of regional nuclear
generating companies         2,857                                      2,857
Nuclear related costs      (53,858)                                  (53,858)
Other, net                 (20,783)                 151,237(16)       130,454
Minority interest in
loss of subsidiary          (9,300)                                   (9,300)
Income taxes                34,726                  (56,175)(15)     (21,449)
Other (loss)/income, net   (46,358)       0          95,062           48,704
Income before interest
charges                    202,328     (13,106)      94,897           284,119

Interest Charges:
Interest on
long-term debt              99,167     (29,007)(7)   (13,153)(14)      57,007
Other interest               9,344      (3,758)(7)    (6,047)(14)       (461)
Interest charges, net      108,511      (32,765)     (19,200)          56,546
Net Income                 $93,817      $19,659     $114,097         $227,573

Preferred Stock Dividends    9,169                                      9,169

Earnings for Common Shares  84,648       19,659      114,097          218,404


* The pro forma income statement only reflects the changes in interest expense (net of tax) and preferred dividends that directly result from the described transactions. Adjustments for interest and Principal Amortization on the Rate Reduction Bond Obligation are not included due to the corresponding offset in amortizations.


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                                  PRO FORMA
                                                                    GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS



Balance at beginning
of period                 $159,435      $           $            $159,435

Net income                  93,817        19,659      114,097     227,573

Cash dividends on
preferred stock            (9,169)                                (9,169)

Cash dividends on
common stock              (35,000)                   (95,062)    (130,062)

ESOP contribution           (267)                                   (267)
Balance at end
of period                $208,816        19,659       19,035     $247,510



THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
PRO FORMA CAPITAL STRUCTURE
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)

                                                                  PRO FORMA
                                                                    GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS


Long-term debt           $1,229,615   $(246,284)   $(169,716)    $813,615

Preferred stock not
subject to mandatory
redemption                  116,200                               116,200

Common stock equity         698,460      19,659     (80,965)      637,154
Total Capitalization     $2,044,275    $(226,625)   $(250,681)   $1,566,969



[1] - See adjustments a, b, c and d.
[2] - See adjustment d.
[3] - See adjustments b and d.
[4] - See adjustment c.
[5] - See adjustment a.
[6] - See adjustments b, d and e.
[7] - See adjustment e.
[8] - See adjustment f.
[9] - See adjustments g and h.
[10] - See adjustment g.
[11] - See adjustments f, g, h, I, j and k.
[12] - See adjustments f and g.
[13] - See adjustment j.
[14] - See adjustment k.
[15] - See adjustment i.
[16] - See adjustment h.



THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                   Debit            Credit
SECURITIZATION ADJUSTMENTS:
a)  Cash                                        1,550,242
    Rate reduction bond obligation                                 1,550,242

  To record the issuance of
  rate reduction bonds.

b) Regulatory assets - other                      15,133
  Accrued taxes                                    6,053
  Cash                                                                15,133
  Accumulated deferred income taxes                                    6,053

  To record issuance expenses
  associated with securitization and
  related tax effect.

c) Notes payable to banks                         52,356
  Minority interest in
  consolidated subsidiary                        100,000
Long-term debt and preferred
  stock - current portion                        160,000
  Long-term debt                                  86,284
    Cash                                                             398,640

  To record the use of
  securitization proceeds to retire
  short-term and long-term debt.

d)  Regulatory assets - other                  1,036,469
  Accrued taxes                                  414,518
  Special Deposits                               100,000
    Cash                                                            1,136,469
    Accumulated deferred income taxes                                 414,588

  To record the buyout of IPP
  contracts, establishment of escrow
  and related tax effect.

e) Accrued interest                              32,765
   Federal and State Income Taxes                13,106
     Interest on long-term debt                                       29,007
     Other Interest                                                    3,758
     Accrued taxes                                                    13,106

To record decrease in interest
costs associated with debt repurchase
and the related tax effect.




THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                   Debit            Credit


MILLSTONE SALE
f)  Cash                                         764,308
    Electric Utility Plant                                         120,700
    Recoverable Nuclear Costs                                      574,105
    Nuclear Fuel                                                    69,503

To record the sale of CL&P's ownership
interest in Millstone, expenses associated with sale and reduction in stranded costs.

g)  Decommissioning obligation - Millstone 1     592,552
    Accumulated Provision for Depreciation       279,730
    Nuclear Decommissioning Trusts                                 540,123
    Cash                                                            49,731
    Recoverable Nuclear Costs                                      282,428

To record the funding and transfer
of decommissioning trust funds and
decommissioning liability.

h)  Cash                                        140,437
    Accumulated Provision for Depreciation       10,800
      Other income                                                 151,237

To record Proceeds from Joint Owner Settlement and CMEEC impacts

i)  Accumulated Deferred Income Tax             199,981
    Income taxes                                 56,175
       Cash                                                        256,156

To reflect taxes associated with the gain on the sale of CL&P's ownership interest in Millstone and income from Joint Owner
Settlement and CMEEC impacts.

j)  Capital surplus, paid in                    100,000
    Retained earnings                            95,062
    Long-term debt                              169,716
    Obligations Under Capital Leases             42,459
    Obligations Under Capital Leases-
    Current Portion                              90,023
    Notes payable to banks                       86,389
    Unamortized debt expense                     15,209
       Cash                                                        598,858

To reflect dividends from capital surplus, dividends from retained earnings, retirement of long-term debt, retirement of Niantic Bay Fuel Trust Notes and retirement of short-term debt with proceeds of sale

k)  Federal and State Income Tax                12,690
    Accrued Interest                            19,200
    Cash                                        12,524
      Fuel, purchased and net interchange power                     12,524
      Interest on Long-Term Debt                                    13,153
      Other Interest                                                 6,047
      Accrued Taxes                                                 12,690

To reflect reduced Niantic Bay Fuel Trust payments, reduced interest on debt and increase of cash and associated tax impacts.




Capitalization Ratios - CL&P
As of September 30, 2000


                                      Per Book      Pro Forma

Capitalization:
Common stock                          75,849          75,849
Capital surplus, paid in             412,993         312,993
Retained earnings                    208,816         247,510
Accumulated other
comprehensive income                     802             802

Total Common Stockholder's Equity    698,460         637,154

Preferred stock not subject to
mandatory redemption                 116,200         116,200
Capital Leases                       132,482            -
MIPS                                 100,000            -
Short-Term Debt                      110,000            -
Long-term debt                     1,229,615         813,615
Total Capitalization               1,884,275        1,566,969


Capital Structure:

                                     Per Book       Pro Forma      Difference
Total Common Stockholder's Equity      37%             41%             4%
Total Preferred Stock                   6%              7%             1%
Total Debt                             65%             52%            -13%
Totals                                108%            100%            -8%




3.1

WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
PRO FORMA BALANCE SHEET -- ASSETS*
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)



                                                                  PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS




Utility Plant, at cost:
Electric                    $1,107,511   $         $(35,500)(8)  $1,072,011
Less: Accumulated
provision for
depreciation                   792,208              (77,455)(9)     714,753
                              315,303       0        41,955         357,258
Construction work in progress  20,240                                20,240
Nuclear fuel, net              17,013                (16,188)(8)        825
Total net utility plant       352,556       0         25,767        378,323

Other Property and Investments:
Nuclear decommissioning
trusts, at market             152,960               (152,960)(9)          0
Investments in regional                                                   0
nuclear generating companies,
at equity                      15,121                                15,121
Other, at cost                  6,356                                 6,356
                              174,437       0       (152,960)        21,477
Current Assets:
Cash                              112    2,684(1)      2,937(10)      5,733
Receivables, net               34,076                                34,076
Accounts receivable from                                                  0
affiliated companies           16,249                                16,249
Taxes receivable                2,212                                 2,212
Accrued utility revenues       14,784                                14,784
Fuel, materials and supplies,                                             0
at average cost                 1,640                                 1,640
Prepayments and other          47,104                                47,104
                              116,177    2,684        2,937         121,798

Deferred Charges:
Regulatory assets:
Recoverable nuclear costs     258,937              (178,922)(11)     80,015
Income taxes, net              50,359                                50,359
Unrecovered contractual
obligations                    44,352                                44,352
Recoverable energy costs,
net                             7,168                                 7,168
Other                          43,932   85,000(2)                   128,932
Unamortized debt expense        1,689                 2,664(12)       4,353
Other                           4,500                                 4,500
                              410,937   85,000     (176,258)        319,679
Total Assets               $1,054,107   $87,684    $(300,513)      $841,278

* The pro forma balance sheet reflects only the use of proceeds from the described transactions and the direct related impacts on the company's capital structure.




WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES*
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                                  PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS





Capitalization:
Common stock                $14,752      $            $             $14,752
Capital surplus, paid        93,945        (780)(3)    (21,000)(12)  72,165
in Retained earnings         52,223       4,301          4,862(12)   61,386
Accumulated other
comprehensive income           267                                     267
Total common stockholder's
equity                      161,187       3,521        (16,138)     148,570
Preferred stock not
subject to mandatory
redemption                   20,000      (20,000)(4)                      0
Preferred stock subject
to mandatory redemption      15,000      (15,000)(4)                      0
Long-term debt              138,699                    (40,000)(12)   98,699
Total capitalization        334,886      (31,479)      (56,138)      247,269

Obligations Under
Capital Leases                6,550                      6,550(12)         0

Rate Reduction Bond
Obligation                        0      155,000(5)                  155,000

Current Liabilities:
Notes payable to banks      110,000      (34,220)(4)    29,968(12)   105,748
Notes payable to
affiliated company           16,600                                   16,600
Long-term debt
and preferred                                                              0
stock - current portion      61,500                    (60,000)(12)    1,500
Obligations under capital                                                  0
leases - current portion     21,003                     (21,003)(12)       0
Accounts payable             28,689                                   28,689
Accounts payable to
affiliated companies          5,099                                    5,099
Accrued taxes                 1,705      (32,922)(6)      3,241(13)  (27,976)
Accrued interest              2,998       (2,695)(7)     (5,165)(13)  (4,862)
Other                        11,030                                   11,030
                           $258,624       (69,837)       (52,959)    135,828

Deferred Credits and
Other Long-Term
Liabilities:
Accumulated deferred
  income taxes             225,322         34,000(2)     (45,867)(14) 213,455
Accumulated deferred
investment tax credits      17,918                                     17,918
Decommissioning
obligation - Millstone 1   138,999                      (138,999)(9)        0
Deferred contractual
obligations                 44,352                                     44,352
Other                       27,456                                     27,456
                           454,047        34,000        (184,866)     303,181
Total Capitalization
and Liabilities          $1,054,107       $87,684      $(300,513)    $841,278

* The pro forma balance sheet reflects only the use of proceeds from the described transactions and the direct related impacts on the company's capital structure.



3.2

WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
PRO FORMA INCOME STATEMENT*
FOR THE 12 MONTHS ENDED SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                                  PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS



Operating Revenues         $479,840      $            $           $479,840

Operating Expenses:
Operation --
Fuel, purchased and net
interchange power           216,724                 (2,938)(13)     213,786
Other                       106,035                                 106,035
Maintenance                  31,137                                  31.137
Depreciation                 18,138                                  18,138
Amortization of
regulatory assets, net       43,631                                  43,631
Federal and state
income taxes                 10,606      1,078(7)     3,241(13)      14,925
Taxes other than
income taxes                 18,166                                  18,166
Gain on sale of
utility plant                (1,196)                                 (1,196)
Total operating expenses   $443,241      1,078          303         444,622
Operating Income             36,599     (1,078)        (303)         35,218

Other Income/(Loss):
Equity in earnings of
regional nuclear
generating companies            770                                     770
Nuclear related costs       (14,496)                                (14,496)
Other, net                      780                  29,912(15)      30,692
Income taxes                  9,681                 (11,965)(14)     (2,284)
Other (loss)/income,
 net                         (3,265)        0        17,947          14,682
Income before
interest charges             33,334      (1,078)     17,644          49,900

Interest Charges:                                                         0
Interest on
long-term debt               16,995                  (7,525)(13)       9,470
Other interest               10,208      (2,695)(7)   2,360(13)        9,873
Interest charges, net        27,203      (2,695)      (5,165)         19,343
Net Income                    6,131       1,617       22,809          30,557

Preferred Stock Dividends     2,827      (2,684)(7)                      143

Earnings for Common Shares   $3,304       $4,301      $22,809        $30,414

* The pro forma income statement only reflects the changes in interest expense (net of tax) and preferred dividends that directly result from the described tranactions.

    Adjustments for Interest and Principal Amoritization on the Rate Reduction Bond Obligation are not included due to the corresponding offset in amortizations.





WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)

                                                                  PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS




Balance at beginning
of period                  $56,979     $           $             $56,979

Net income                   6,131      1,617       22,809        30,557

Cash dividends on
preferred stock             (2,827)     2,684                       (143)

Cash dividends on
common stock                (8,002)                 (17,947)      (25,949)

ESOP contribution              (58)                                   (58)

Balance at end of period   $52,223     $4,301      $4,862         $61,386






WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
PRO FORMA CAPITAL STRUCTURE
AS OF SEPTEMBER 30, 2000
Unaudited
(Thousands of Dollars)


                                                                  PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS



Long-term debt             $198,699    $           $ (100,000)    $98,699

Preferred stock                                                        $0
not subject
to mandatory
redemption                   20,000    (20,000)                         0

Preferred stock subject
to mandatory redemption      16,500    (15,000)                     1,500
                                                                      0
Common stock equity         161,187      3,521       (16,138)     148,570

 Total Capitalization      $396,386    $(31,479)     $(116,138)   $248,769


[1] - See adjustments a, b, c, d, e and f.
[2] - See adjustments b and e.
[3] - See adjustment d.
[4] - See adjustment c.
[5] - See adjustment a.
[6] - See adjustments b, e and f.
[7] - See adjustment f.
[8] - See adjustment g.
[9] - See adjustment h.
[10] - See adjustments g, h, i, j, k and l.
[11] - See adjustments g and h.
[12] - See adjustment k.
[13] - See adjustment l.
[14] - See adjustment j.
[15] - See adjustment i.





WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                                 PRO FORMA
                                                                   GIVING
                              PER       SECURI-    MILLSTONE      EFFECT TO
                              BOOK     TIZATION      SALE        ADJUSTMENTS



                                                 Debit         Credit
SECURITIZATION ADJUSTMENTS:
a) Cash                                        155,000
Rate reduction bond obligation                                 155,000

To record the issuance of
rate reduction bonds.

b) Regulatory assets - other                    5,578
Accrued taxes                                   2,231
Cash                                                            5,578
Accumulated deferred income taxes                               2,231

To record the deferral of issuance
expenses associated with securitization
and related tax effect.

c)Notes payable to banks                        34,220
Preferred stock subject to
mandatory redemption                            15,000
Preferred stock not subject to
mandatory redemption                            20,000
Cash                                                            69,220

To record the use of
securitization proceeds to retire
short-term debt
and preferred stock.

d) Capital Surplus, paid in                      780
Cash                                                              780

To record the associated costs and
premiums of retiring Preferred Stock

e) Regulatory assets - other                   79,422
Accrued Taxes                                  31,769
Cash                                                            79,422
Accumulated deferred income taxes                               31,769

To record the buyout of IPP
contracts and related tax effect.

f) Accrued interest                             2,695
Cash                                            2,684
Federal and state income taxes                  1,078
Other Interest                                                   2,695
Preferred Stock Dividends                                        2,684
Accrued taxes                                                    1,078

To record decrease in interest
costs associated with debt repurchase,
increase in cash from reduction in preferred stock dividends on stock retired and the related increase in taxes from reduction in interest expense.





WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                Debit            Credit
MILLSTONE SALE ADJUSTMENTS
g) Cash                                        178,781
Electric Utility Plant, net                                      35,500
Recoverable Nuclear Costs                                       127,093
Nuclear Fuel                                                     16,188

To record the sale of WMECO's ownership
interest in Millstone and reduction in
stranded costs.

h) Accumulated Provision for Depreciation       77,455
Decommissioning obligation - Millstone 1       138,999
Nuclear Decommisioning Trusts	                                   152,960
Recoverable Nuclear Costs                                        51,829
Cash                                                             11,665

To record the funding and transfer
of decommissioning trust funds and
decommissioning liability.

i) Cash                                         29,912
Other income                                                     29,912

To record Proceeds from Joint Owner Settlement

j) Accumulated Deferred Income Tax              45,867
Income taxes                                    11,965
Cash                                                             57,832

To reflect taxes associated with the gain on the sale of WMECO's ownership interest in Millstone and income from Joint Owner
Settlement

k) Capital surplus, paid in                     21,000
Retained earnings                               17,947
Long-term debt                                  40,000
Long-term Debt-Current Portion                  60,000
Obligations Under Capital Leases                 6,550
Obligations Under Capital Leases-
Current Portion                                 21,003
Unamortized debt expense                         2,664
Notes payable to banks                                           29,968
Cash	                                                            139,196

To reflect dividends from capital surplus, dividends from retained earnings, retirement of long-term debt, retirement of Niantic Bay Fuel Trust Notes and retirement of short-term debt with proceeds of sale

l) Federal and State Income Tax                 3,241
Accrued Interest                                5,165
Cash	                                            2,938
Other Interest                                  2,360
Fuel, purchased and net interchange power                        2,938
Interest on Long-Term Debt                                       7,525
Accrued Taxes                                                    3,241

To reflect reduced Niantic Bay Fuel Trust payments, reduced interest on debt and increase of cash and associated tax impacts.




Capitalization Ratios - WMECO
As of September 30, 2000


                                                  Per Book      Pro Forma
Capitalization:
  Common stock                                     14,752        14,752
  Capital surplus, paid in                         93,945        72,165
  Retained earnings                                52,223        61,386
  Accumulated other
    comprehensive income                              267           267
    Total Common Stockholder's Equity             161,187        148,570
  Preferred stock not subject to
   mandatory redemption                            20,000            -
  Preferred stock subject to
   mandatory redemption                            16,500            -
Short-Term Debt                                   126,600        122,348
Obligations under Capital Leases                   27,553            -
  Long-term debt                                  198,699         98,699
    Total Capitalization                          550,539        369,617


Capital Structure:

                                      Per Book       Pro Forma     Difference
Total Common Stockholder's Equity        29%           40%             11%
Total Preferred Stock                     7%            0%             -7%
Total Debt                               64%           60%             -4%
Totals                                  100%          100%              0%